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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of report (date of earliest event reported): April 17, 2003




                             FLEMING COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)


        OKLAHOMA                              1-8140                              48-0222760
(State of incorporation              (Commission file number)       (I.R.S. employer identification number)
    or organization)


               1945 LAKEPOINTE DRIVE
                 LEWISVILLE, TEXAS                                   75057
      (Address of principal executive offices)                     (Zip code)



       Registrant's telephone number, including area code: (972) 906-8000


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein is deemed to be furnished pursuant to Item 9 and Item 12 hereof and shall not be deemed "filed" under the Securities Exchange Act of 1934.

     (c)    EXHIBITS

         EXHIBIT
         NUMBER              DESCRIPTION
         -------             -----------
         99.1          --    Press release dated April 17, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         The following information is being furnished under Item 9 and, in accordance with Securities Exchange Commission Release No. 33-8126, under Item 12, "Results of Operations and Financial Condition", by being presented under
Item 9.

         On April 17, 2003, Fleming Companies, Inc. (the "Company") issued a press release announcing that it will restate its 2001 annual and quarterly financial statements and 2002 quarterly financial statements previously filed with the Securities and Exchange Commission. It also will revise its previously announced 2002 fourth quarter and annual financial results. A copy of such press release and the information set forth therein are deemed to be furnished and shall not be deemed "filed" under the Securities Exchange Act of 1934.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FLEMING COMPANIES, INC.


Date:  April 17, 2003                   By:  /s/ Mark D. Shapiro
                                           -------------------------------------
                                           Mark D. Shapiro
                                           Senior Vice President and
                                           Chief Financial Officer


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                                INDEX TO EXHIBITS

         EXHIBIT
         NUMBER              DESCRIPTION
         -------             -----------
         99.1          --    Press release dated April 17, 2003.


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